UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): December 17, 2024

ASHFORD HOSPITALITY TRUST, INC.
(Exact name of registrant as specified in its charter)

Maryland	001-31775	86-1062192
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS employer identification number)

14185 Dallas Parkway, Suite 1200
Dallas
Texas		75254
(Address of principal executive offices)		(Zip code)

Registrant’s telephone number, including area code: (972) 490-9600

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company    ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	AHT	New York Stock Exchange
Preferred Stock, Series D	AHT-PD	New York Stock Exchange
Preferred Stock, Series F	AHT-PF	New York Stock Exchange
Preferred Stock, Series G	AHT-PG	New York Stock Exchange
Preferred Stock, Series H	AHT-PH	New York Stock Exchange
Preferred Stock, Series I	AHT-PI	New York Stock Exchange

ITEM 7.01    REGULATION FD DISCLOSURE.

On December 17, 2024, Ashford Hospitality Trust, Inc. (the “Company”) issued a press release announcing the launch of a transformative strategic initiative designed to drive outsized EBITDA growth and substantially improve shareholder value. The initiative, labeled “GRO AHT,” centers around three core pillars: G&A Reduction, Revenue Maximization, and Operational Efficiency.

GRO AHT: Three Core Pillars
1.G&A Reduction
With the full support of our advisor, Ashford Inc., the Company is committed to achieving significant reductions in corporate overhead. Key actions include:
◦Substantially cutting management and board compensation while enhancing alignment with shareholders
◦Negotiating to reduce advisory fees and reimbursable expenses with advisor Ashford, Inc.
◦Reducing professional services and other general and administrative expenses
2.Revenue Maximization
This pillar is focused on driving outsized top-line performance across the Ashford Trust portfolio. Components include:
◦Key revenue-focused hires recently made by the Company’s advisor, Ashford Inc., and largest property manager, Remington, to enhance top-line performance
◦Driving aggressive sales efforts to grow room revenue market share in 2025 by more than 200 basis points across the portfolio, as measured by RevPAR Index
◦Increasing existing ancillary revenues through pricing audits for food and beverage, gift shops, parking, and other streams
◦Rolling out new ancillary revenue streams across the portfolio
3.Operational Efficiency
To combat ongoing pressures on property-level margins, our property managers are implementing several efficiency-focused measures designed to reduce costs, improve productivity, and maintain exceptional performance. These include:
◦Reducing payroll expense through recently completed reductions in force and upcoming changes to PTO policies
◦Re-negotiating contracts and bidding out MSAs to achieve cost savings
◦Implementing LED lighting and other energy-saving initiatives across the portfolio
◦Optimizing overtime and contract labor usage to further reduce labor costs

A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference. The information in this Form 8-K and Exhibits attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.

ITEM 9.01    FINANCIAL STATEMENTS AND EXHIBITS.

(d)    Exhibits
Exhibit Number        Description

99.1    Press Release of the Company, dated December 17, 2024
104    Cover Page Interactive Data File (formatted in Inline XBRL and contained in Exhibit 101)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ASHFORD HOSPITALITY TRUST, INC.

Dated: December 17, 2024	By:	/s/ Deric S. Eubanks
Deric S. Eubanks
Chief Financial Officer